Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio†

March 31, 2020 (unaudited)

Shares		Value^
EXCHANGE-TRADED FUNDS—77.8%
57,770	iShares Core MSCI EAFE	$2,882,145
19,179	iShares Core S&P 500	4,955,854
38,216	iShares iBoxx $ Investment Grade Corporate Bond	4,720,058
9,021	iShares JPMorgan USD Emerging Markets Bond	872,150
49,013	iShares MSCI Emerging Markets	1,672,814
9,106	iShares TIPS Bond	1,073,780
5,870	Vanguard S&P 500	1,390,133

	Total Exchange-Traded Funds (cost—$19,253,652)	17,566,934

Principal Amount (000s)
U.S. TREASURY OBLIGATIONS—17.1%
	U.S. Treasury Bonds,
$675	3.00%, 11/15/44	913,992
	U.S. Treasury Notes,
300	1.625%, 8/15/29	325,688
500	1.75%, 7/31/24	530,117
250	2.00%, 5/31/21	255,430
1,200	2.00%, 10/31/22	1,254,187
500	2.75%, 2/15/28	583,164

	Total U.S. Treasury Obligations (cost-$3,425,575)	3,862,578

Repurchase Agreements—1.3%
294	State Street Bank and Trust Co., dated 3/31/20, 0.00%, due 4/1/20, proceeds $294,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 4/15/23, valued at $305,076 including accrued interest (cost-$294,000)	294,000

	Total Investments (cost-$22,973,227) (d)—96.2%	21,723,512

	Other assets less liabilities (a)—3.8%	849,992

	Net Assets—100.0%	$22,573,504

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. As of March 31, 2020, Premier Multi-Asset VIT (the “Trust”) consisted of one separate investment series, RCM Dynamic Multi-Asset Plus Portfolio (the “Portfolio”). Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and, under normal circumstances. Exchange-traded funds (“ETFs”) are valued at their current market trading price. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees of the Portfolio (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated responsibility for applying the valuation methods to the investment manager, Allianz Global Investors U.S. LLC (the “Investment Manager”). The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of the Portfolio’s shares may change on days when an investor is not able to purchase or redeem or exchange shares.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Portfolio is calculated. With respect to certain foreign securities, the Portfolio may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolio for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Portfolio may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Portfolio.

†	On April 24, 2020, the Portfolio was liquidated and dissolved and the Trust was terminated.

(a)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2020:

Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	6	6/30/20	$600		$752	$24,646
Dow Jones U.S. Real Estate Index	17	6/19/20	2		467	37,722
E-mini S&P 500 Index	8	6/19/20	—	(c)	1,028	80,377
MSCI EAFE Index	15	6/19/20	1		1,169	120,924

						$263,669

Short position contracts:
10-Year Ultra U.S. Treasury Bond	(16)	6/19/20	$(1,600)		$(2,497)	$(135,967)

						$127,702

(b)	At March 31, 2020, the Portfolio pledged $943,973 in cash as collateral for futures contracts.

(c)	Notional amount rounds to less than 500.

(d)

At March 31, 2020, the cost basis of portfolio securities and other financial instruments for federal income tax purposes was $23,010,534. Gross unrealized appreciation was $835,318; gross unrealized depreciation was $1,994,638; and net unrealized depreciation was $1,159,320. The difference between book and tax appreciation were attributable to differing treatment of bond premium amortization and wash sale loss deferrals.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the three months ended March 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United State of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2020 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 3/31/20
Investments in Securities—Assets
Exchange-Traded Funds	$17,566,934	—	—	$17,566,934
U.S. Treasury Obligations	—	$3,862,578	—	3,862,578
Repurchase Agreements	—	294,000	—	294,000

	17,566,934	4,156,578	—	21,723,512

Other Financial Instruments*—Assets
Interest Rate Contracts	24,646	—	—	24,646
Market Price	239,023	—	—	239,023

	263,669	—	—	263,669

Other Financial Instruments*—Liabilities
Interest Rate Contracts	(135,967)	—	—	(135,967)

Totals	$17,694,636	$4,156,578	—	$21,851,214

*	Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities